Exhibit 99.1




              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                  AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES-OXLEY ACT OF 2002



The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-Q for the quarter ended March 30, 2003
(the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                             By:
                                 --------------------------
                                 Name:  George W. Off
                                 Title: Chairman of the Board, President
                                        and Chief Executive Officer



                             By:
                                 ---------------------------
                                 Name:  W. Craig Burns
                                 Title: Executive Vice President,
                                        Chief Financial Officer
                                        and Treasurer



Date: May 14, 2003